SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant     X

Filed by a Party other than the Registrant

Check the appropriate box:


___     Preliminary Proxy Statement    ___ Confidential, for Use of the
                                           Commission Only (as permitted by Rule
 X      Definitive Proxy Statement         14a-6(e)(2))


___     Definitive Additional Materials

___     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SIERRA TAHOE BANCORP
                              --------------------
                (Name of Registrant as Specified in its Charter)

_______________________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


___  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.


___  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6
     (i)(3).

___  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of  securities to which  transaction  applies:
- -------------------------------------------------------------------------------
     (2) Aggregate   number  of  securities  to  which   transaction   applies:
- -------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
     filing   fee  is   calculated   and   state   how   it   was   determined):
- -------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------------
     (5) Total fee paid:
- -------------------------------------------------------------------------------

  X Fee paid previously with preliminary materials.

- -------------------------------------------------------------------------------

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
- -------------------------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
- -------------------------------------------------------------------------------
           (3)  Filing Party:
- -------------------------------------------------------------------------------
           (4)  Date Filed:

                              SIERRA TAHOE BANCORP

                         10181 Truckee Tahoe Airport Rd.

                            Truckee, California 96161


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 23, 1996


TO THE SHAREHOLDERS OF SIERRA TAHOE BANCORP:

The Annual Meeting of Shareholders of Sierra Tahoe Bancorp (the "Company", "STB") will be held at the North Lake Tahoe Convention Center, Kings Beach, on July 23, 1996, at 4:00 p.m. for the following purposes:

1. To elect the following eleven nominees to serve as directors until the next Annual Meeting and until their successors are elected and have been qualified:

                David W. Clark             Ronald A. Johnson
                Ralph J. Coppola           A. Morgan Jones
                William T. Fike            Jack V. Leonesio
                Richard S. Gaston          William W. McClintock
                Jerrold T. Henley          Thomas M. Watson
                John J. Johnson

2.   To approve the Sierra Tahoe Bancorp 1996 Stock Option Plan.

3. To approve the Sierra Tahoe Bancorp Board of Directors Deferred Compensation and Stock Award Plan.

4.   To approve the Sierra Tahoe Bancorp 1996 Stock Appreciation Rights
     Plan.

5. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "SierraWest Bancorp".

6. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on May 28, 1996, will be entitled to vote at the meeting or any adjournment thereof.

The Bylaws of the Company set forth the following procedures for nominations to the Board of Directors:

     Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the President of the Company by the later of: (i) the close of business 21 days prior to any meeting of stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders. Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the Company owned by the notifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions; and, (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nominations of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                     By Order of the Board of Directors

                                     /s/ A. Morgan Jones, Secretary

                                     A. Morgan Jones, Secretary


May 30, 1996


YOU ARE URGED TO VOTE BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON AFTER ADVISING THE CHAIRMAN OF THE MEETING OF THAT ELECTION.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              SIERRA TAHOE BANCORP

                                  July 23, 1996

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1996 Annual Meeting of Shareholders (the "Meeting") of Sierra Tahoe Bancorp (the "Company", "STB") to be held at 4:00 p.m. on July 23, 1996, at the North Lake Tahoe Convention Center, Kings Beach, California, and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about June 12, 1996.

The matters to be considered and voted upon at the Meeting will be:

1. Election of Directors. Electing eleven (11) directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have been qualified. Those persons whose name will be placed in nomination at the Meeting for the eleven (11) available seats on the Board of Directors are:

                David W. Clark          Ronald A. Johnson
                Ralph J. Coppola        A. Morgan Jones
                William T. Fike         Jack V. Leonesio
                Richard S. Gaston       William W. McClintock
                Jerrold T. Henley       Thomas M. Watson
                John J. Johnson

2.   The adoption of the Sierra Tahoe Bancorp 1996 Stock Option Plan.

3. The adoption of the Sierra Tahoe Bancorp Board of Directors Deferred Compensation and Stock Award Plan.

4.   The adoption of the Sierra Tahoe  Bancorp  1996 Stock  Appreciation  Rights
     Plan.

5. The adoption of a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "SierraWest Bancorp".

6. Other Business. Transacting such other business as may properly come before the meeting or any adjournment thereof.

Revocability of Proxies

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy holders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy holders in accordance with the instructions specified on the Proxy. IF NO INSTRUCTION IS SPECIFIED IN YOUR PROXY WITH RESPECT TO THE PROPOSALS SUBMITTED FOR APPROVAL, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN AND "FOR" ADOPTION OF THE SIERRA TAHOE BANCORP 1996 STOCK OPTION PLAN, SIERRA TAHOE BANCORP BOARD OF DIRECTORS DEFERRED COMPENSATION AND STOCK AWARD PLAN, SIERRA TAHOE BANCORP 1996 STOCK APPRECIATION RIGHTS PLAN, AND THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO SIERRAWEST BANCORP. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE DETERMINATION OF THE APPOINTED PROXIES.

Persons Making the Solicitation

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and its subsidiaries (the "Banks"), SierraWest Bank, formerly Truckee River Bank ("SWBC") and SierraWest Bank, formerly Sierra Bank of Nevada ("SWBN") may solicit Proxies personally or by telephone, without receiving special compensation therefore. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

                                VOTING SECURITIES



There were issued and outstanding 2,670,344 shares of the Company's common stock on May 28, 1996, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to a vote of the shareholders, each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the Proxy holders, in accordance with Management's recommendation. Abstentions and broker nonvotes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

            SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Company's common stock, except as set forth in the table on the following page. This table sets forth, as of May 3, 1996 the number and percentage of shares of Company's outstanding common stock beneficially owned, directly or indirectly, by each of Company's directors, executive officers of the Company whose salary and bonus exceeded $100,000 during 1995 ("named officers") and principal shareholders, and by the directors and executive officers of the Company as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director, principal shareholder, or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within sixty (60) days of May 3, 1996. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.

                                              Amount and Nature of                           Percent
Beneficial Owner                              Beneficial Ownership                           of Class
Directors and Named
Officers

David W. Clark                                    30,147 (1) (2)                             1.1%
Ralph J. Coppola                                   4,441 (3) (4)                             Less than 1%
William T. Fike                                   33,416 (5) (6) (24)                        1.3%
Richard S. Gaston                                  5,124 (7) (8)                             Less than 1%
Jerrold T. Henley                                 72,424 (9) (10)                            2.7%
John J. Johnson                                    5,004 (11) (12)                           Less than 1%
Ronald A. Johnson                                  3,171 (13)                                Less than 1%
A. Morgan Jones                                   10,032 (14) (15)                           Less than 1%
Jack V. Leonesio                                  17,481 (16)                                Less than 1%
William W. McClintock                             22,900 (26)                                Less than 1%
Thomas M. Watson                                  17,466 (17) (15)                           Less than 1%
David A. Funk                                      7,230 (18) (19)                           Less than 1%


                                                               3





David C. Broadley                                 36,449 (20) (21) (24)                      1.4%
Martin R. Sorensen                                 6,000 (22)                                Less than 1%
Peter Raffetto                                       500                                     Less than 1%


Total for Directors and
Executive Officers

(numbering 16)                                   257,201 (23) (24)                           9.3%


Principal Shareholders
Dierberg Four, L.P.
39 Glen Eagles Dr.
St. Louis, MO  63124                             282,900 (25)                                9.6%


(1)      Mr. Clark has shared voting and investment powers as to 23,064 shares.
(2)      Includes 6,102 shares subject to stock options.
(3)      Dr. Coppola has shared voting and investment powers as to 1,148 shares.
(4)      Includes 352 shares subject to stock options.
(5)      Includes 13,550 shares subject to stock options.
(6)      Mr. Fike has shared voting and investment powers as to 726 shares.
(7)      Mr. Gaston has shared voting and investment powers as to 3,429 shares.
(8)      Includes 1,585 shares subject to stock options.
(9)      Mr. Henley has shared voting and investment power as to 42,986 shares.
(10) Includes 8,250 shares subject to stock options and $35,000 of convertible debentures which are convertible to 3,500 shares.
(11) Mr. J. Johnson has shared voting and investment powers as to 2,157 shares.
(12)     Includes 1,630 shares subject to stock options.
(13)     Includes 383 shares subject to stock options.

(14)     Mr. Jones has shared voting and investment power as to 619 shares.
(15)     Includes 8,250 shares subject to stock options.
(16)     Includes 3,300 shares subject to stock options.
(17)     Mr. Watson has shared voting and investment powers as to 3,476 shares.
(18)     Mr. Funk has shared voting and investment power as to 113 shares.
(19)     Includes 6,600 shares subject to stock options.
(20)     Includes 9,900 shares subject to stock options.
(21) Mr. Broadley has shared voting and investment powers as to 1,431 shares.
(22)     Subject to stock options which are exercisable.
(23)     Includes 87,902 shares subject to stock options and convertible debentures.
(24) Includes 16,084 shares Mr. Fike and Mr. Broadley have shared voting power over in their capacities as members of the Sierra Tahoe Bancorp KSOP Plan Administrative Committee. This includes only unallocated shares. Allocated shares are to be voted on by the KSOP participants.
(25) Represents $2,829,000 of the Company's convertible debentures which are convertible to 282,900 shares.

(26) Includes 8,250 shares subject to stock options and $20,000 of convertible debentures which are convertible to 2,000 shares.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

The Company's Bylaws provide that the number of directors of the Company shall not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Bylaws adopted by the Company's shareholders. The Board of Directors approved an amendment to the Bylaws to provide that the exact number of directors shall be eleven (11).

The persons named below as nominees, all of whom are currently members of the Board of Directors, will be nominated for election as directors at the Meeting to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a manner as to effect the election of all eleven (11) nominees (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for director may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth the names of and certain information, as of May 3, 1996, concerning the persons that are to be nominated by the Board of Directors for election as directors of the Company:

                                              Year
                                              First
                                              Appointed                Principal Occupation
Name and Title                      Age       Director                 During the Past Five Years
Current Directors
and Nominees
David W. Clark                      58        1990               Chairman/CEO of Clark and Sullivan
                                                                 Constructors, Inc. since January 1977.

Ralph J. Coppola                    61        1996               Self-employed physician and auto dealer.

William T. Fike                     48        1992               President/CEO and Director of the Company
                                                                 since July 1992. Executive Vice President
                                                                 and Chief Operating Officer of the Company,
                                                                 from May 1991 to July 1992.  Former
                                                                 Executive Vice President CapitolBank,
                                                                 Sacramento, CA (1988 to 1991).

Richard S. Gaston                   62        1995               President and director of GAC Corporation
                                                                 and Gaston & Wilkerson Management Group,
                                                                 real estate management companies.



                                              Year
                                              First
                                              Appointed                Principal Occupation
Name and Title                      Age       Director                 During the Past Five Years
Jerrold T. Henley                   58        1986               Chairman of the Company since July 1992.
                                                                 President/CEO of the  Company from its
                                                                 inception to June 1992. Holds directorship in
                                                                 Community Assets Management, a registered
                                                                 investment company.

John J. Johnson                     62        1996               Retired.  Owner, Johnson's Sporting World,
                                                                 Reno, Nevada until April 1992.

Ronald A. Johnson                   56        1996               Self-employed CPA and financial consultant.

A. Morgan Jones                     63        1986               Attorney.  President and director of
                                                                 Truckee River Associates, a real estate
                                                                 brokerage company.

Jack V. Leonesio                    52        1986               Owner of a restaurant/bar in Truckee,
                                                                 California since 1973 and co-owner of a bar
                                                                 in Reno, Nevada since April 1994.

William W.  McClintock              50        1986               Self-employed CPA and financial consultant.

Thomas M. Watson                    52        1986               Managing Officer, Truckee River Associates
                                                                 (commercial real estate management,
                                                                 development and sales).

None of the directors were selected pursuant to any arrangement or understanding other than with the directors of the Company acting within their capacities as such. There are no family relationships between any of the directors and executive officers of the Company.

The Board of Directors and Committees

The Company's Board of Directors met 18 times during 1995. None of the directors or executive officers attended less than 75 percent of the aggregate of all Board of Directors meetings and committee meetings, of which they were members, held during 1995. At its June 22, 1994 meeting, the Board approved an amendment to the bylaws to allow SWBN and SWBC board members to serve on STB board committees.

The Company has a standing Audit/Ethics, Nominating and Personnel/Compensation Committee. The Audit/Ethics Committee reviews audits of the Company and its subsidiaries, and considers the adequacy of auditing procedures. The Audit/Ethics Committee consists of Messrs. Jones, Leonesio, A. Milton Seymour, Watson, McClintock, Donald Strand, Gaston and Mr. Henley as a member-at-large. The Audit/Ethics Committee met 12 times in 1995. The Nominating Committee consists of Messrs. Henley, Seymour, Clark and Watson. The Nominating Committee met once in 1995. The Nominating Committee recommends the nominees for director positions on the Company's Board of Directors for review and approval by the Board. The Company has a Personnel/Compensation Committee which consists of Messrs. Clark, Leonesio, McClintock and Seymour, and Mr. Fike and Mr. Henley as members-at-large. The Personnel/Compensation Committee met 11 times in 1995. The Personnel/Compensation Committee determines the salaries of executive officers of the Company. The Personnel/Compensation Committee reviews and approves salary recommendations for all Senior Vice Presidents and above. The Committee reviews and approves all benefit program changes recommended by management and works with management in the development of all company-wide incentive compensation programs.

Compensation of Directors

Directors' fees for board and committee meetings are as follows:

                                                   Board Meetings                                         Committee Meetings
                                        Retainer                       Attendance                Retainer            Attendance
                                        --------                       ----------                --------            ----------
Chairman of the Board                   $2,550/month                     $0                      $0                  $0
Director                                $1,250 - 1,350/month             $0 (1)                  $0                  $100/meeting
Committee Chairman                      N/A                              N/A                     $0                  $125/meeting

(1) Compensation for attendance at special board meetings is $100 per director per meeting.

In addition to the above fees, an educational allowance is determined annually by the Board. The Chairman of the Board allocates funds for educational expenses pursuant to requests submitted by each director until the allowance is exhausted.

Expenses for the directors and their spouses related to attendance at the Company's Annual weekend directors' retreat are paid for by the Company. Directors are eligible for coverage under the Company's group health insurance coverage. Premiums for health insurance coverage are shared between the director and the Company on the same basis as that for Company employees. Additionally, the Company pays for premiums covering the first $25,000 of accidental death benefits and the administration of KEOGH plans for directors, if they elect to participate.

The Company maintains a salary continuation plan (see "Salary Continuation Plan" herein) for its executive officers, certain senior officers and its directors. As of December 31, 1995, the Company's non-employee directors were credited with $57,493 in accrued benefits under the directors' salary continuation plan. The Company allocated $10,559 to the Salary Continuation Plan in 1995 on behalf of its non-employee directors.

In 1995, the Board of Directors adopted a special, one-time Director Emeritus Program. One director of the Company opted to participate in the program, but no payments were made to such director under the program in 1995.

Under the Company's Stock Option Plan, all Company directors serving as such during 1988, including Messrs. Henley, Jones, Leonesio, McClintock and Watson, were granted stock options on November 16, 1988, for 8,250 shares each, with an exercise price of $6.06 per share. Messrs. Clark, Gaston, Coppola, R. Johnson
and  J. Johnson   were  granted  stock  options  by  Sierra  Bank  of Nevada on

March 26, 1990, for 6,102, 1,585, 880, 957 and 1,630 shares, respectively,  with an exercise price of $9.09 per share. These options were converted into Company stock options under the same terms and conditions as originally issued upon the acquisition of SWBN by the Company on October 29, 1990. On January 6, 1993 Mr. Fike was granted a stock option related to his service as director of the Company, totaling 8,250 shares with an exercise price of $5.00 per share. On September 1, 1993, at the election of the optionees, all stock options issued to directors were cancelled and new stock options for the same number of shares were granted with an exercise price of $6.50 per share. All directors, with the exception of Mr. Fike, elected to cancel their existing options and enter into new option agreements. On August 25, 1994, Mr. Fike was granted stock options for 10,000 shares with an exercise price of $9.50 per share, and on December 20, 1995, he was granted stock options for an additional 10,000 shares with an exercise price of $11.25 per share. Stock options granted under the Company's 1988 stock option plan expire five years and one day from the date of grant.

On August 17, 1995, at the election of the optionee, all stock options issued to non-employee directors were canceled and new stock options for the same number of shares were granted at a price of $9.75 per share. All non-employee directors, with the exception of Messrs. Leonesio, Coppola and R. Johnson, elected to cancel their existing options and enter into new option agreements. Stock options granted under the amended plan vest immediately and have a term and expiration period of ten years.

Executive Officers

The following table sets forth information concerning executive officers of the Company at May 3, 1996:


                                                         Position and Principal Occupation
Name                                  Age                During the Past Five Years
- ----                                  ---                ---------------------------------
William T. Fike                       48       President/CEO and Director of the Company since July
                                               1992. Executive  Vice President and Chief Operating
                                               Officer of the Company, from May 1991 to July 1992.
                                               Former Executive Vice President CapitolBank, Sacramento
                                               CA (1988 to 1991).

David C. Broadley                     52       Executive Vice President and Chief Financial Officer of
                                               the Company since February 1994.  Executive Vice
                                               President and Chief Financial Officer of SWBC and SWBN
                                               since February 1995.  Senior Vice President and Chief
                                               Financial Officer of the Company, from 1985 to 1994.
                                               Executive Vice President, Chief Financial Officer of
                                               SWBC, from 1988 to 1991. President and Chief Operating
                                               Officer of Sierra Tahoe Mortgage Company, (formerly
                                               Sierra Tahoe Service Co., Inc.) a subsidiary of SWBC,
                                               from 1989 to 1992.

David A. Funk                         52       President and CEO of  SWBN since September 1991.
                                               Executive Vice President of SWBN from December 1990

                                                                 8




                                               until September 1991.  Senior Vice President of SWBN
                                               from November 1989, until November 1990.

Martin R. Sorensen                    52       President and CEO of SWBC since  May 1994.   Executive
                                               Vice President of the Company since November 1995.
                                               President and CEO of Codding Bank from March 1992
                                               through April 1994.  President and CEO of John Muir
                                               National Bank from 1984 through February 1992.

Patrick S. Day                        46       Executive Vice President and Chief Credit Officer of
                                               the Company since July 1995.  Executive Vice President
                                               and Chief Operating Officer of Business & Professional
                                               Bank from January through June 1995.  Principal of PSD
                                               Associates,  a bank consulting company, from 1993 to
                                               1995. Executive Vice President and Chief Credit Officer
                                               of Bank of San Francisco from 1991 to 1993.  Vice
                                               President of First Interstate Bank of California from
                                               1988 to 1991.

Peter Raffetto                        58       Sacramento Valley Regional President of SWBC since May
                                               1995.  Senior Vice President of Physician Clinical Labs
                                               from December 1992 to May 1995.  President and CEO of
                                               River City Bank from 1975 to 1992.

Executive Compensation

                                                  Summary Compensation Table
                                                  --------------------------
                                                                            Long-Term Compensation
                                  Annual Compensation                               Awards                     Payouts
                                  -------------------                       ----------------------             -------
                                                                            (# of
                                                                            Shares)           # of
   Name and                                                     Other       Restricted        Shares        LTIP       All
   Principal                                                    Annual      Stock             Options/      Pay-       Other
   Position                 Year     Salary        Bonus        Comp.       Awards            SARS          Outs       Comp.
   --------                 ----     ------        -----        ------      ----------        --------      ----       ----
William T. Fike             1995    $   200,000   $        0   $    3,451          0             10,000       0      $   16,427
President/CEO of            1994    $   197,083   $   62,601   $    3,360          0             10,000       0      $   16,059
the Company                 1993    $   162,500   $   40,000   $    5,068          0             24,750       0      $   13,587

David C. Broadley           1995    $   130,214   $        0   $        0          0              6,000       0      $   18,619
Executive Vice              1994    $   122,170   $   31,045   $        0          0                  0       0      $   17,498
President/CFO               1993    $   106,666   $   24,000   $    1,272          0             24,750       0      $   14,846
of the Company

David A. Funk               1995    $   105,400   $        0   $    1,076          0              4,000       0      $   13,004
President/CEO               1994    $   101,168   $   24,288   $      445          0                  0       0      $   12,408
of SWBN                     1993    $    94,840   $    7,500   $      483          0             16,500       0      $   11,586

Martin R. Sorensen(1)       1995    $   145,834   $        0   $    2,808          0              6,000       0      $   32,014
President/CEO               1994    $    93,333   $   30,407   $    3,617          0             15,000       0      $    5,552
of SWBC

Notes: (1) Mr. Sorensen was hired in May 1994.

Bonus - Bonuses are paid in the year after they are earned. For purposes of this table, bonuses have been reflected in the year earned, not the year paid. No bonuses were earned by the executives listed above in 1995.

Other Annual Compensation - Includes value of personal use of Company provided automobiles.

All Other Compensation - Includes the following:

                                                                                    1995             1994              1993
                                                                                    ----             ----              ----
    Company Contribution to 401(k) Plan ("KSOP") For:
    Mr. Fike                                                                      $    4,750       $    4,264        $    2,837
    Mr. Broadley                                                                  $    3,742       $    3,485        $    2,133
    Mr. Funk                                                                      $    2,042       $    2,023        $    1,897
    Mr. Sorensen                                                                  $    4,375       $        0        $        0

    Company Contributions to ESOP Plan For:
    Mr. Fike                                                                      $    1,152(1)    $    1,353        $    2,090
    Mr. Broadley                                                                  $    1,000(1)    $    1,102        $    1,384
    Mr. Funk                                                                      $      817(1)    $      913        $    1,215
    Mr. Sorensen                                                                  $    1,141(1)    $        0        $        0


(1) Amount estimated for 1995, pending final plan accounting for the 1995 plan year.



                                                                                       1995             1994              1993
                                                                                       ----             ----              ----

    Moving Expense Reimbursement Paid To:
    Mr. Sorensen                                                                  $    2,229       $    4,846        $        0

    Allocations to Salary Continuation Plan For:
    Mr. Fike                                                                      $    8,924       $    8,078        $    7,312
    Mr. Broadley                                                                  $   12,379       $   11,204        $   10,144
    Mr. Funk                                                                      $    8,924       $    8,078        $    7,312
    Mr. Sorensen                                                                  $   23,059       $        0        $        0

    Cost of life  insurance  provided by Company of which the  benefit  exceeded
    $50,000 For:

    Mr. Fike                                                                      $    1,601       $    1,601        $    1,348
    Mr. Broadley                                                                  $    1,498       $    1,498        $    1,272
    Mr. Funk                                                                      $    1,221       $    1,221        $    1,161
    Mr. Sorensen                                                                  $    1,210       $      706        $        0


The following table shows the options issued during 1995 for those individuals listed in the summary table:

                               Option Grants Table
                      Option Grants During 1995 Fiscal Year
                      -------------------------------------

                                            Percent of
                                               total
                                           options/SARs                                             Potential realizable value
                                            granted to                                              at assumed annual rates of
                         Options/SARs      employees in     Exercise or                            stock price appreciation for
                            granted         fiscal year     base price         Expiration                   option term
        Name                  (#)               (%)            (/Sh)              date                     5%                10%
- -----------------------------------------------------------------------------------------------------------------------------------
William T. Fike            10,000                12.0        $  11.25    December 21, 2000           $    31,082        $   68,682
Martin R. Sorensen          6,000                 7.2        $  11.25    December 21, 2000           $    18,649        $   41,209
David C. Broadley           6,000                 7.2        $  11.25    December 21, 2000           $    18,649        $   41,209
David A. Funk               4,000                 4.8        $  11.25    December 21, 2000           $    12,433        $   27,473
- -----------------------------------------------------------------------------------------------------------------------------------


The following table shows the number of unexercised options at year-end and the value of the unexercised In-the-Money options at year-end for those individuals listed in the summary compensation table:

                          Option/SAR Exercises and Year-End Value Table
         Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Value
         -------------------------------------------------------------------------------
                                                                                      Value of
                                                     Number of                        Unexercised
                                                     Unexercised                      In-The-Money
                   Shares                            Options/SARS at                  Options/SARS At
                   Acquired                          FY-End-#Shares                   FY End-$
                   on Value          Value           Exercisable/                     Exercisable/
Name               Exercise          Realized        Unexercisable                    Unexercisable
- ----               --------          --------        ---------------                  -------------
Mr. Fike                 0                $0                11,900 / 32,850           $        44,738 / 72,731
Mr. Broadley             0                $0                 9,900 / 20,850           $        37,538 / 56,306
Mr. Funk                 0                $0                 6,600 / 13,900           $        23,925 / 35,888
Mr. Sorensen             0                $0                 3,000 / 18,000           $         7,875 / 31,500


The value of unexercised In-the-Money options is calculated by subtracting the exercise price from the fair market value at December 31, 1995 of the securities underlying the options.

Salary Continuation Plan

The Company has entered into agreements with certain directors of the Company, SWBC and Sierra Tahoe Mortgage Company and certain executive officers of the Company, to provide for salary continuation benefits upon the retirement or earlier death of the directors and executive officers. The benefits pursuant to this plan are: $50,000 per year for Messrs. Fike, Funk and Sorensen and $40,000 per year for Mr. Broadley and Mr. Raffetto, payable for a period of 20 years following retirement at age 65 or earlier death. Benefits for the participating directors are $4,000 per year for 15 years, beginning 15 years after their respective plan commencement dates.

In the event of earlier death, the benefits are payable to the officer's or director's designated beneficiary. The Company has secured life insurance policies for the purpose of protecting it from loss in the event of earlier death. In the event of earlier retirement or early termination of office or employment of the officer or director, a reduced benefit is payable. At the option of the officer or director the benefit may be received in a lump sum based on a discounted formula. Accrued benefits for both officers and directors vest 20% per year over a five-year period from the date of association with the Company. Additionally, there are restrictions on the covered individual engaging in any competing occupation upon retirement and provisions requiring the covered individual to perform advisory services, for compensation, for a period of five
(5) years following retirement or early termination of office or employment.

As of December 31, 1995, executive officers were credited with the following accrued benefits under this Plan:

David C. Broadley                           $  80,488
William T. Fike                                34,993
David A. Funk                                  34,993
Martin R. Sorensen                             23,059
Peter J. Raffetto                              21,693

Employment Agreements

Effective October 1, 1994, the Company entered into an employment agreement with Mr. Fike covering the terms of his employment, compensation, and conditions of termination. Unless employment is terminated or the agreement is extended, Mr. Fike's employment will continue until December 31, 1999. He will receive a base salary of $200,000 per year and be eligible for bonuses and participation in all employee benefit programs. He will be considered for periodic increases in base salary at the discretion of the Board of Directors. He will continue to participate in the Salary Continuation Plan and be provided with a Company car. In the event of termination without cause, Mr. Fike will receive all amounts owing to him at the date of termination and a lump-sum severance payment equal to eighteen months' base salary.

In addition to the above, salary continuation agreements provide for certain consulting arrangements after the retirement of executive officers. The Salary Continuation Agreements of Messrs. Fike, Broadley, Funk, Sorensen and Raffetto include a provision whereby, in the event of a successful tender offer, the acceptance of which was not recommended by a majority of the Directors of the Company, the executive is entitled to one cash payment equal to the total amount due under the plan, including amounts not yet accrued under the plan.

In 1996, Messrs. Broadley, Sorensen, Funk and Raffetto entered into Senior Manager Separation Benefits Agreements. Under the terms of these agreements, certain benefits would become payable to the manager in the event of the termination of employment for any reason, other than a material violation of the Company's personnel policies and procedures. The benefit includes one year's base salary (as to Messrs. Broadley and Sorensen) or nine months' base salary (as to Messrs. Funk and Raffetto) paid as a lump sum or in 24 equal semi-monthly payments (as to Messrs. Broadley and Sorensen) or 18 equal semi-monthly payments (as to Messrs. Funk and Raffetto), at the election of the executive officer. If the semi-monthly payments are chosen, health benefits continue to be provided on the same terms as during active employment. For Messrs. Broadley and Sorensen, in the event of a change in control or reorganization of the Company, the executive officer may, within a nine month period, resign from the Company and receive the same benefits as would be payable upon termination.

An agreement with Mr. Day is currently in process and is expected to contain provisions similar to Messrs. Funk's and Raffetto's agreements.

Management Incentive Plan

On May 24, 1995, the Board of Directors approved the 1995 Performance Compensation Plan ("PCP") for all eligible employees of Sierra Tahoe Bancorp and subsidiaries.

The PCP is an incentive plan based on a prorata distribution to plan participants of a portion of net profits. As corporate profitability rises above budgeted expectations, the awards under the plan were to increase. On the other hand, a "trigger" was included in the plan designed to preclude payments of any kind in the case that a certain level of profitability was not reached. This threshold amount was set at 20% below budget. Year end profits were below this threshold, and consequently no incentives were paid to any participants for 1995 performance.

Personnel/Compensation Committee Report on Executive Compensation

Compensation Policies for Executive Officers

The members of the Personnel/Compensation Committee collectively represent a wide range of business and professional occupations, including business owners and operators, accountants, and retired community leaders. They have available to them various surveys reflecting executive compensation practices in banking and other related industries. These sources are used by the Committee in reviewing compensation. Once each year the Committee reviews the total compensation of the executive officers listed in this Proxy Statement. The Committee has adopted a practice of keeping the base salaries of these executives at, or slightly below industry norms for comparable positions within similarly sized and located institutions. The Committee then establishes cash incentive bonus plans, such as the Performance Compensation Plan described elsewhere in this Proxy Statement, that will bring the executives' total compensation to, or above, industry norms only if certain performance criteria are met. The performance criteria and resulting cash incentive payments are approved annually by the Committee, and reflect those elements that will most closely affect earnings and the growth of shareholder equity.

In the Committee's opinion the named executives are properly compensated at the present time when compared with all others in similar positions in companies of similar size. They are not overcompensated and never have been during the Committee's tenure.

Chief Executive Officer Compensation

In 1995, Mr. Fike received a salary of $200,000. Mr. Fike's base salary was paid in accordance with an employment agreement discussed herein. The Committee considered this salary appropriate in light of Mr. Fike's leadership of one of the stronger bank holding companies in California. Mr. Fike's total cash compensation was also based on his contributions to the overall long-term strategy and financial success of the Company.

The employment agreement was executed in 1994 and is effective through 1999. The Committee retained the consulting services of the Wyatt Company, a leading compensation and benefits consulting firm, to research and recommend a total compensation package for Mr. Fike, which is reflected in the employment agreement. The only instructions given to the Wyatt Company were to recommend a package based on comparable bank holding companies in California. During the course of the Wyatt Company's engagement, the Committee independently reviewed the following peer group survey studies: The Findley Reports "1994 Senior Management Compensation Survey Analysis of California Banks;" Deloitte & Touche LLP "California Banks 1994 Compensation Survey;" BAI Foundation "The Bank Key Executive Compensation Survey - 1994 Results;" Wyatt Data Services "1994 Community Bank Compensation Report;" and Sheshunoff "Bank Executive and Director Compensation Survey." Based on this data, the Committee established Mr. Fike's annual salary. The salary level thus established was then reviewed by Wyatt Company's consultant and deemed to be competitive and within the appropriate range.

Mr. Fike also received 10,000 stock options in 1995. These options were granted at the discretion of the Board of Directors in lieu of a merit increase.

Personnel/Compensation Committee:

         David W. Clark, Chairman         A. Milton Seymour
         Jack V. Leonesio                 William T. Fike (member-at-large)
         William W. McClintock            Jerrold T. Henley (member-at-large)

Personnel/Compensation Committee Interlocks and Insider Participation

With the exception of Jerrold Henley and William Fike, no member of the Personnel/Compensation Committee is a former or current officer or employee of the Company. Mr. Henley retired as President and CEO of the Company in June 1992. Mr. Fike succeeded Mr. Henley as President and CEO of the Company. There are no compensation committee interlocks between the Company and other entities involving Company executive officers and Company directors.

Common Stock Performance: As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of appropriate similar companies.


The following table compares the Company's performance with the total return index for the Nasdaq Stock Market (US Companies) and the total return index for Nasdaq traded banks:



                                            12/31/90      12/31/91      12/31/92      12/31/93       12/31/94      12/31/95
                                            --------      --------      --------      --------       --------      --------
NASDAQ Bank Stocks                          $    100      $    164      $    239      $    272       $   271       $   404
NASDAQ Stock Market                              100           161           187           215           210           296
Sierra Tahoe Bancorp                             100            93            74            90           112           140



Note to Table Above: Assumes $100 invested on December 31, 1990, in Sierra Tahoe Bancorp Common Stock and an identical amount in the Nasdaq Indexes. The Nasdaq indexes were compiled by the Center for Research in Securities Prices (CRSP), University of Chicago, Graduate School of Business.


Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that from January 1, 1995, to December 31, 1995, all filing requirements applicable to its officers, directors, and greater than ten- percent beneficial owners were complied with, except that Mr. Gaston and Mr. Raffetto were each late in filing a Form 3 covering one transaction, Mr. Strand was late in reporting two Form 4 transactions, Mr. Norman Okada failed to disclose his holdings in his initial Form 3, reporting it on a subsequent Form 5, Mr. Seymour was late in filing three Forms 4 and one Form 5, and Mr. McClintock was late in reporting one Form 4 transaction.

                                   PROPOSAL 2:
                      ADOPTION OF THE SIERRA TAHOE BANCORP
                             1996 STOCK OPTION PLAN

Introduction

At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon a proposal to approve the Sierra Tahoe Bancorp 1996 Stock Option Plan (the "Plan"). The Board of Directors has adopted the Plan, subject to approval by the Company's shareholders. The Plan provides for the granting of options to purchase shares of Common Stock at option prices per share which must not be less than one hundred percent (100%) of the fair market value per share of the Common Stock at the time each option is granted. It is intended that options granted pursuant to the Plan qualify for treatment either as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code"), or as "nonqualified stock options," as shall be determined and designated upon the grant of each option. The Plan provides that 450,000 shares of the Company's authorized but unissued Common Stock will be available for issuance under the Plan. The summary below is subject to the provisions of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

The Company adopted the Plan because as of May 3, 1996, there are only 112,113 options available for grant under the Company's existing stock option plan. The last stock option plan adopted by the Company was in 1988. The existing stock option plan will be terminated upon shareholder approval of the Plan. The Board of Directors believes it is advisable for the shareholders to approve the adoption of the Plan in order to have options available as an additional means of retaining and attracting competent personnel for the Company and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Company and its shareholders.

Summary of the Plan

The Plan will be administered by a stock option committee ("Committee") consisting of at least two persons appointed by the Board of Directors, each of whom is not an employee of the Company or a subsidiary of the Company and qualifies as a disinterested person under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and as an outside director for purposes of the regulations promulgated under Section 162(m) of the Code. The Committee determines the persons who are to receive stock options, the number of shares subject to each such option and other terms and conditions of such options. At May 3, 1996, there were approximately 295 employees and one director of the Company who is also an employee (the President and Chief Executive Officer of the Company) who were eligible to participate in the Plan.

The Committee has the authority to construe and interpret the Plan, define the terms used therein, prescribe, amend and rescind, the rules and regulations relating to the administration of the Plan and make all other determinations necessary or advisable for administration of the Plan, subject to the express provisions of the Plan. The Committee reserves the right to suspend, amend or terminate the Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his/her option as it deems advisable, except that the Committee may not, without further approval of a majority of the shareholders, increase the maximum number of shares covered by the Plan, change the minimum option price, increase the maximum term of options under the Plan, change the persons eligible to receive options pursuant to the Plan or make any amendment to the Plan that would materially increase benefits to participants or cause the Plan to be no longer an exempt plan pursuant to Rule 16b-3.

Incentive stock options may be granted to officers who are employees, and employees of the Company or of its subsidiaries. No incentive stock option with a term of more than 5 years may be granted to any person who at the time of grant owns Common Stock possessing more than 10% of the total combined voting power or value of all stock of the Company or a subsidiary of the Company. Nonqualified stock options may be granted to officers who are employees, and employees of the Company or of its subsidiaries. No person will be eligible to receive more than 75,000 shares in any calendar year under the Plan pursuant to the grant of stock options (inclusive of incentive and nonqualified stock options), except for new employees of the Company or a subsidiary who shall be eligible to receive up to a maximum of 100,000 shares in the calendar year in which their employment commenced. An eligible person may be granted more than one option under the Plan.

Options granted pursuant to the Plan shall be for a term of up to ten (10) years, except for certain incentive stock options described in the Plan. Options granted shall vest over a period as determined by the Committee. Optionees shall have the right to exercise all or a portion of the option at any time or from time to time with respect to the vested part of their stock options. If any option shall expire without being exercised in full, the shares will again become available for granting of stock options under the Plan. The Plan shall expire on April 25, 2006.

The purchase price of any shares purchased upon exercise of an option is payable in full in cash or subject to applicable law with Common Stock previously acquired by the optionee. Options under the Plan shall not be transferable by the optionee during the optionee's lifetime.

Tax Consequences to the Optionholder

The following describes, generally, the major federal income tax consequences relating to stock options issued under the Plan. If all of the requirements of the Plan are met, generally no taxable income will result to an optionee upon the grant of an incentive or nonqualified stock option.

Incentive Stock Options. If the optionee is employed by the Company (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the Plan, the optionee will not recognize taxable income upon exercise of the option. If the optionee is not employed by the Company (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised for any reason other than death or disability, the optionee will recognize ordinary income at the time the option is exercised. The Company will be allowed a deduction for federal income tax purposes only if and to the extent that the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee's tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option any gain or loss realized on such disposition will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option.

If a disposition of stock received pursuant to an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock minus the option price. Such ordinary income realized is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxable as capital gain.

Nonqualified Stock Options. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

Upon a subsequent disposition of the shares received on exercise, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a separate capital gain or loss.


Excise and Withholding Taxes. In addition, the exercise of outstanding options that became exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized as "parachute payments." A 20% excise tax is imposed on the optionee on any amount characterized as an excess parachute payment and the Company will be denied any tax deduction for such amount. The Company is generally required to withhold applicable payroll taxes with respect to compensation income recognized by optionees.


Other Terms and Conditions

In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, merger, stock consolidation, or otherwise, appropriate and proportionate adjustments shall be made in the number, kind and exercise price of shares covered by any unexercised options or portions thereof. In the event of certain major corporate transactions including a merger or consolidation of the Company (except for certain mergers as set forth in the Plan), a sale of substantially all of the assets of the Company to another corporation, or upon a sale representing more than 50% of equity securities voting power of the Company to any person or entity (any one of which shall be referred to as a "Terminating Event"), the Plan shall terminate and all options theretofore granted shall immediately prior to such Terminating Event, completely vest and become immediately exercisable. All outstanding options not exercised by the time of the Terminating Event shall at such time terminate. However, any options not exercised at the time of a Terminating Event shall not terminate if they have been assumed or substituted by the successor corporation.

No option granted pursuant to the Plan shall be exercisable until all necessary regulatory and shareholder approvals are obtained. It is anticipated that options under the Plan will be granted to executive officers of the Company, but no grants of options have been made or are intended at present.

The Plan requires approval by the holders of a majority of the outstanding shares of Common Stock represented and voting at the Meeting.

Management recommends a vote "FOR" approval of the Sierra Tahoe Bancorp 1996 Stock Option Plan.


                                   PROPOSAL 3:
                      ADOPTION OF THE SIERRA TAHOE BANCORP
                    BOARD OF DIRECTORS DEFERRED COMPENSATION
                              AND STOCK AWARD PLAN

Introduction

At the Annual Meeting, the Company's shareholders will also be asked to consider and vote upon a proposal to approve the Sierra Tahoe Bancorp Board of Directors Deferred Compensation and Stock Award Plan (the "Deferred Compensation and Stock Award Plan"). The Board of Directors adopted the Deferred Compensation and Stock Award Plan on April 25, 1996, subject to shareholder approval. The intended purpose of the Deferred Compensation and Stock Award Plan is to increase the outside directors' interest in Common Stock and to align more closely their interests with the interests of the Company's shareholders. The summary below is subject to the provisions of the Deferred Compensation and Stock Award Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

The Deferred Compensation and Stock Award Plan provides that one-third of the director fees for outside directors of the Company is to be paid with a promise to deliver Common Stock ("promised shares") and that the remaining amount of director fees may also be deferred and paid in Common Stock at the election of the director. The delivery of the promised shares of Common Stock is usually deferred until the director ceases to be a member of the Board of Directors, and the value of promised shares of Common Stock will fluctuate with the value of the Common Stock during the period of deferral.

Summary of the Deferred Compensation and Stock Award Plan

The Deferred Compensation and Stock Award Plan provides that one-third of the director fees for outside directors will be paid by a promise of the Company to deliver shares of Common Stock at a future distribution time. The time of distribution is normally when the director terminates service as a director, but may be earlier in the event of severe financial hardship caused by accident, illness, or an event beyond the control of the director. The number of shares of Common Stock credited to the director's promised share account upon payment of such director fees is equal to the number of shares of Common Stock that could be purchased with one-third of such director's director fees using the fair market value of the Common Stock. The fair market value is defined as the closing price of Common Stock on the last trading day prior to the payment date. For purposes of the Deferred Compensation and Stock Award Plan, only director fees for regular Board of Directors meetings are included.


The director may elect as to the other two-thirds of his director fees to (i) receive such in cash currently, (ii) defer such payment in a deferred cash account or (iii) receive additional promised shares of Common Stock. Interest is paid on the deferred cash account at the Wall Street Journal prime rate less 1% per annum as of the first business day in January for the first six months of the applicable year or portion thereof and the Wall Street Journal prime rate less 1% per annum as of the first business day in July for the last six months of the applicable year or portion thereof. There is no time limitation on the duration of the Deferred Compensation and Stock Award Plan. The board may at any time terminate or amend the Deferred Compensation and Stock Award Plan; provided that the Deferred Compensation and Stock Award Plan may not be amended more than once every six months, other than to conform with changes in the Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder. The allocation of shares of Common Stock to the Deferred Compensation and Stock Award Plan is initially set at 150,000 shares of Common Stock with an additional 10,000 shares per year.


The directors have the election of taking cash in lieu of Common Stock at the time of future distribution. If cash is paid in lieu of Common Stock, the payment amount is based on the value of such promised shares of Common Stock in the director's promised shares account at that time. The directors can make irrevocable elections to start and amend deferrals only at certain times. If no initial election is made as to the other two-thirds of the director fees, a director is deemed to have made an automatic election to take promised shares, resulting in the director taking all of his director fees in promised shares. Otherwise the election to defer up to the other two-thirds of director fees for promised shares can only be made six months prior to the start of the election term for existing directors or prior to the first date of the election term for new directors. Elections for cash deferrals must be made at least 30 days prior to the start of the election term for existing directors or prior to the first date of the election term for new directors. The duration of the election is for the election term. If no timely elections are made for the following term, the elections made the previous year will continue in place for the next election term.

Tax Consequences

The deferral of director fees to a director's promised shares account or deferred cash account will not result in any immediate tax consequence to the Company or to such director. The delivery of the shares of Common Stock from the promised shares account or cash in lieu of or cash from the deferred cash account will constitute ordinary income to the director. The Company will generally be entitled to a deduction in the same amount and at the same time as the director recognizes such income.

Other Terms and Conditions

In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, merger or similar event, appropriate and proportionate adjustments shall be made in the number of promised shares in the directors' promised share accounts. In the event a cash dividend is paid on Common Stock, the promised shares accounts shall be adjusted with an additional number of promised shares equal to the number of shares of Common Stock that could have been purchased with the cash dividend as of the payment date of such dividend.

The effective date of the Deferred Compensation and Stock Award Plan shall be the date the Deferred Compensation and Stock Award Plan is approved by the Company's shareholders.

The Deferred Compensation and Stock Award Plan requires approval by the holders of a majority of the outstanding shares of Common Stock represented and voting at the Meeting.

Management recommends a vote "FOR" approval of the Sierra Tahoe Bancorp Board of Directors Deferred Compensation and Stock Award Plan.

                                   PROPOSAL 4:
                      ADOPTION OF THE SIERRA TAHOE BANCORP
                       1996 STOCK APPRECIATION RIGHTS PLAN

Introduction

At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon a proposal to approve the Sierra Tahoe Bancorp 1996 Stock Appreciation Rights Plan (the "Rights Plan"). The Board of Directors adopted the Rights Plan on April 25, 1996, subject to shareholder approval of the Rights Plan. The Rights Plan provides for the granting of stock appreciation rights ("Rights") to executive officers of the Company or any of its subsidiaries at an exercise price per Right equal to the fair market value per share of the Common Stock at the time the Rights are granted. An executive officer granted Rights will be able to benefit in the general appreciation, if any, of the fair market value of the Common Stock represented by such Rights between the time of grant and time of exercise. The Rights Plan provides for a maximum of 200,000 Rights to be available for issuance. The summary below is subject to the provisions of the Rights Plan, a copy of which is attached to this Proxy Statement as Exhibit C.

The Company adopted the Rights Plan to supplement the Sierra Tahoe Bancorp 1996 Stock Option Plan and to provide an additional means of compensation for its executive officers and the executive officers of its subsidiaries in recognition of their efforts for the increase in the value of Common Stock. The Board of Directors believes it is advisable for the shareholders to approve the adoption of the Rights Plan in order to have Rights available as an additional means of retaining and attracting competent personnel for the Company and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Company and its shareholders.

Summary of the Rights Plan

The Rights Plan will be administered by a committee ("Rights Committee") consisting of at least two persons appointed by the Board of Directors, each of whom is not an employee of the Company or a subsidiary of the Company and qualifies as a disinterested person under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and as an outside director for purposes of the regulations promulgated under Section 162(m) of the Code. The Rights Committee determines the persons who are to receive Rights, the number of Rights to be granted and other terms and conditions of such grants of Rights. There are currently approximately five employees and one director of the Company who is also an employee (the President and Chief Executive Officer of the Company) who are eligible to participate in the Rights Plan.

The Rights Committee has the authority to construe and interpret the Rights Plan, define the terms used therein, prescribe, amend and rescind, the rules and regulations relating to the administration of the Rights Plan and make all other determinations necessary or advisable for administration of the Rights Plan, subject to the express provisions of the Rights Plan.

Executive officers of the Company or of its subsidiaries are eligible for grants of Rights by the Rights Committee. Each Right represents the right of the grantee, subject to certain terms and conditions, to be paid in cash the difference between (i) the exercise price of the Right which is the fair market value of the Common Stock at the time of grant and (ii) the average of the fair market value of the Common Stock during all of the trading days in the calendar month immediately preceding the month in which the Right is exercised. No person will be eligible to receive more than 25,000 Rights in any calendar year under the Rights Plan. An eligible person who has been granted Rights may be granted additional Rights under the Rights Plan.

Rights granted pursuant to the Rights Plan shall be for a term of up to ten (10) years. The term of the Rights granted will expire prior to the term of up to ten years in the event of death, disability, or retirement of the grantee, the occurrence of a Terminating Event, the termination of the grantee's employment, or the exercise of the Right by the grantee. Rights that have expired in the event of death, disability, retirement, termination of employment, or the occurrence of a Terminating Event may be exercised under certain conditions specified in the Rights Plan. In the event of termination of employment "for cause" the Rights granted to an executive officer so terminated shall be canceled and forfeited unless the Rights Committee decides to reinstate such Rights within 30 days of the date of termination of employment. Rights granted shall vest over a period of five years at twenty percent per year.

If any Right shall expire without being exercised in full, the Right will again become available for granting under the Rights Plan. Rights shall not be transferable by the grantee during the grantee's lifetime. The Rights Plan shall expire on April 25, 2006.

Under current accounting rules, the grant of Rights pursuant to the Rights Plan will result in a compensation expense chargeable against the Company's reported earnings to the extent of the appreciation in the value of the vested Rights.

Tax Consequences to the Rights Holder

The grant of Rights will not result in any immediate tax consequence to the Company or to the grantee. Upon the exercise of Rights, any cash received will constitute ordinary income to the grantee. The Company will generally be entitled to a deduction in the same amount and at the same time as the grantee recognizes such income.

Code Section 162(m) limits the amount per person that the Company may deduct for compensation paid to any of its most highly compensated officers. Under regulations promulgated under Section 162(m) compensation received as qualified "performance based compensation", the material terms which have been approved by the Company's shareholders, will not be subject to such limit. It is the Company's intention that the stock options granted under the Plan and the Rights granted under the Rights Plan, both at 100% of the fair market value of the Common Stock at the time of grant, will constitute qualified performance based compensation and will be deductible.


Excise and Withholding Taxes. In addition, the exercise of Rights that became exercisable upon certain major corporate events may result in all or a portion of the cash paid upon the exercise of such Rights being characterized as "parachute payments." A 20% excise tax is imposed on the grantee on any amount characterized as an excess parachute payment and the Company will be denied any tax deduction for such amount. The Company is generally required to withhold applicable payroll taxes with respect to compensation income recognized by the grantee.


Other Terms and Conditions

In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, merger, stock consolidation, or otherwise, appropriate and proportionate adjustments shall be made in the number of Rights held by grantees and the exercise price of the Rights. In the event of a Terminating Event the Rights Plan shall terminate, all Rights theretofore granted shall completely vest and the Company shall pay the amounts, if any due under such Rights.

No Right granted pursuant to the Rights Plan shall be exercisable until all necessary regulatory and shareholder approvals are obtained. It is anticipated that Rights under the Rights Plan will be granted to executive officers of the Company, but no grants of Rights have been made or are intended at present.

The Rights Plan requires approval by the holders of a majority of the outstanding shares of Common Stock represented and voting at the Meeting.

Management recommends a vote "FOR" approval of the Sierra Tahoe Bancorp 1996 Stock Appreciation Rights Plan.

                                   PROPOSAL 5:
                       ADOPTION OF A PROPOSAL TO AMEND THE
                     COMPANY'S CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY
                              TO SIERRAWEST BANCORP

The Board of Directors of the Company is presenting to the stockholders a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "SierraWest Bancorp".

The proposed name is viewed as a more accurate reflection of the Company's position as a regional bank with opportunities for expansion into new markets. The "Sierra" name recognizes the value placed on the Company's roots in the Sierra Mountains. "West" identifies the Company's position as a regional bank with a presence in two states and will accommodate growth within the western U.S.

Management recommends a vote "FOR" approval of the proposal to amend the Company's Articles of Incorporation to change the name of the Company to SierraWest Bancorp as provided for in this proposal 5.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the directors of the Company and the companies with which they are associated are customers of, or have had banking transactions with, SWBC or SWBN in the ordinary course of their business and SWBC and SWBN expect to have banking transactions with these persons in the future. In Management's opinion, since January 1, 1995, all loans and commitments to lend included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management, did not involve more than a normal risk of collectability or present other unfavorable features. SWBN and SWBC have a strong policy regarding review of the adequacy and fairness of their loans made to directors and officers.

                             INDEPENDENT ACCOUNTANTS

The firm of Deloitte & Touche, Sacramento, California, served as independent public accountants for the Company and its subsidiaries for the year 1995 and has been selected to be the Company's independent public accountants for the year 1996. All services rendered were approved by the Company's Audit/Ethics Committee, which has determined the firm of Deloitte & Touche to be independent. It is expected that one or more representatives of Deloitte & Touche will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1997 Annual Meeting of Shareholders is February 10, 1997.

                                  OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented by the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.


                                                 SIERRA TAHOE BANCORP

                                                  /s/ A. Morgan Jones

Dated: May 30, 1996                              A. Morgan Jones, Secretary


The Annual Report to Shareholders for the fiscal year ended December 31, 1995, is being mailed concurrently with this Proxy Statement to all shareholders of record as of May 28, 1996.

A COPY OF THE COMPANY'S 1995 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO SIERRA TAHOE BANCORP, ATTN: CONTROLLER'S OFFICE., P.O. BOX 61000, TRUCKEE, CA 96160-9010.

                                    EXHIBIT A
                              SIERRA TAHOE BANCORP
                             1996 STOCK OPTION PLAN
1.         Purpose
           The purpose of the Sierra Tahoe Bancorp 1996 Stock Option Plan (the "Plan") is to provide Sierra Tahoe Bancorp (the "Bancorp") and those corporations which are or may become a parent or subsidiary corporation of the Bancorp an additional means of attracting and retaining eligible officers and employees by offering them an opportunity to participate in the Bancorp's future performance through awards of stock options.

2.         Definitions

"Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Bancorp, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

"Bancorp" means Sierra Tahoe Bancorp, a California corporation.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means a committee of the Bancorp's board of directors consisting of two or more persons each of whom shall be a Disinterested Person and an Outside Director.

"Disinterested Person" means a director who has not, during the period that he or she is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934, as such rule may be amended from time to time and interpreted by the SEC.

"Fair Market Value" means, as of any date, the value of a share of Bancorp common stock determined as follows:

           (a) if such Bancorp common stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National
                  Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

           (b) if such Bancorp common stock is then publicly traded and is listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Bancorp common stock is listed or admitted to trading as reported in The Wall Street Journal;

           (c) if such Bancorp common stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

           (d) if none of the foregoing is applicable, by the Committee in good faith.

"Outside Director" means any director who is not: (a) a current employee of the Bancorp or any subsidiary of the Bancorp; (b) a former employee of the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

"Parent" means any corporation (other than the Bancorp) in an unbroken chain of corporations ending with the Bancorp if, at the time of the granting of a stock option under this Plan, each of such corporations other than the Bancorp owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Subsidiary" means any corporation (other than the Bancorp) in an unbroken chain of corporations beginning with the Bancorp if, at the time of granting of the stock option under this Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.         Administration

           This Plan shall be administered by the Committee appointed by the Board of Directors of the Bancorp. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, define the terms used herein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

           All decisions, determinations, interpretations or other actions by the Committee shall be final, conclusive and binding on all persons, optionees, grantees, and any successors-in-interest to such parties.

4.         Incentive Stock Options

           All options granted which are designated at the time of grant as an "incentive stock option" shall be deemed an incentive stock option.

          (a) Incentive stock options granted under this Plan are intended to be qualified under Section 422 of the Code.

          (b) Officers, who are employees and employees of the Bancorp or of a Parent or Subsidiary of the Bancorp, shall be eligible for selection to participate in grants of incentive stock options. Subject to the express provisions of the Plan, the Committee shall (i) select from the eligible class of employees and determine the individuals to whom incentive stock options shall be granted, (ii) determine the terms and provisions of the respective incentive stock option agreements (which need not be identical), (iii) the times at which such incentive stock options shall be granted, and (iv) the number of shares of Bancorp common stock acquirable by such incentive stock options subject to the limitation described in subsection 4(f) below. An individual who has been granted an incentive stock option hereunder may, if he or she is otherwise eligible, be granted additional incentive stock options if the Committee shall so determine.

          (c) Except as described in subsection 4(e) below, the Committee shall not grant an incentive stock option to purchase shares of the Bancorp's common stock to any individual who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bancorp or a subsidiary corporation. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

          (d) The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Bancorp and its subsidiary corporations, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

          (e) The purchase price of stock subject to each incentive stock option shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except, in the case of optionees who at the time of the grant own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bancorp or a subsidiary corporation (as defined in Section 422 of the Code), in which case the option price of the stock shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted and the term of such option shall be for no more than five (5) years.

          (f) No person will be eligible to receive more than 75,000 shares in any calendar year under this Plan pursuant to the grant of stock options (inclusive of incentive and nonqualified stock options), except for new employees of the Bancorp or a Parent or Subsidiary of the Bancorp who shall be eligible to receive up to a maximum of 100,000 shares in the calendar year in which their employment commenced.

          (g) Notwithstanding any other provision in this Plan, no term of this Plan relating to incentive stock options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under
               Section 422 of the Code or, without the consent of the optionee affected, to disqualify any incentive stock option under Section 422 of the Code.

5.         Nonqualified Stock Options

          (a) All options granted which are (i) in excess of the aggregate fair market value limitations set forth in Section 4(d) hereof, (ii) designated at the time of the grant as "nonqualified", or (iii) intended to be incentive stock options but do not meet the requirements of incentive stock options, shall be deemed nonqualified stock options. Nonqualified stock options granted hereunder shall be so designated in the nonqualified stock option agreement entered into between the Bancorp and the optionee.

          (b) Officers who are employees (including such officers who are also directors) and employees of the Bancorp or of a Parent or Subsidiary of the Bancorp shall be eligible for selection to participate in the nonqualified stock option portion of the Plan. Subject to the express provisions of the Plan, the Committee shall (i) select from the eligible class of employees and determine the individuals to whom nonqualified stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective nonqualified stock option agreements (which need not be identical), (iii) determine the times at which such nonqualified stock options shall be granted, and (iv) determine the number of shares of Bancorp common stock acquirable by such nonqualified stock options subject to the limitation described in subsection 5(d) below. An individual who has been granted a nonqualified stock option hereunder may, if he or she is otherwise eligible under the Plan, be granted additional nonqualified stock options if the Committee shall so determine.

          (c) The purchase price of stock subject to each nonqualified stock option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted.

          (d) No person will be eligible to receive more than 75,000 shares in any calendar year under this Plan pursuant to the grant of stock options (inclusive of incentive and nonqualified stock options), except for new employees of the Bancorp or a Parent or Subsidiary of the Bancorp who shall be eligible to receive up to a maximum of 100,000 shares in the calendar year in which their employment commenced.

6.         Stock Subject to the Plan

           Subject to adjustments as provided in Section 13, hereof, the stock to be offered under the Plan shall be shares of the Bancorp's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 450,000 shares. If any option shall be cancelled, surrendered or expire for any reason without having been exercised in full, the underlying shares subject thereto shall again be available for purposes of the Plan.

7.         Continuation of Employment

           Nothing contained in the Plan (or in any option agreement) shall obligate the Bancorp or a Parent or Subsidiary of the Bancorp to employ any optionee for any period or interfere in any way with the right of the Bancorp or of a Parent or Subsidiary of the Bancorp to reduce the optionee's compensation.

8.         Exercise of Options

           No option shall be exercisable until all necessary regulatory and shareholder approvals are obtained. Except as otherwise provided in this section, options shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Committee shall determine; provided, however, that if an optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, the optionee's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Fractional share interests shall be disregarded, except that they may be accumulated. Not less than ten (10) shares may be purchased at any one time unless the number of shares purchased is the total number of shares which is exercisable at such time. Options may be exercised by written notice delivered to the Bancorp stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered, must be made in cash, or subject to applicable law, with the Bancorp's stock previously acquired by the optionee. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the shares on the date of exercise. If the option is being exercised by any person other than the optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bancorp, of the right of such person to exercise the option. Optionees will have no rights as shareholders with respect to stock of the Bancorp subject to their stock option agreements until the date of issuance of the stock certificate to them. Notwithstanding the foregoing, the options shall vest at the rate of at least 20% per year over a five year period from the date the option is granted.

9.         Nontransferability of Options

           Each option shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the optionee.

10.        Cessation of Employment

           Except as provided in Sections 11 and 21 hereof, if an optionee ceases to be an employee of the Bancorp or a Parent or Subsidiary of the Bancorp for any reason other than his or her disability (as defined in Section 22(e)(3) of the Code) or death, such optionee's option shall expire three (3) months after the date of termination of such employment. During the period after cessation of employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which such optionee ceased to be an employee of the Bancorp or a Parent or Subsidiary of the Bancorp.

11.        Termination of Employment for Cause

           If the stock option agreement so provides and if an optionee's employment by the Bancorp or a Parent or Subsidiary of the Bancorp is terminated for cause, the optionee's option shall expire thirty (30) days from the date of such termination. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Company's board of directors with respect thereto shall be final and conclusive.

12.        Disability or Death of Optionee

           If any optionee dies while serving as an employee of the Bancorp or a Parent or Subsidiary of the Bancorp, the option shall expire one (1) year after the date of such death, except as provided in Section 21 hereof. After such death but before such expiration, the persons to whom such optionee's rights under the option shall have passed by will or by the laws of descent and distribution or the executor or administrator of optionee's estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the optionee ceased to be an employee of the Bancorp or a Parent or Subsidiary of the Bancorp.

           If the optionee shall terminate his or her employment because of disability (as defined in Section 22(e)(3) of the Code), such optionee may exercise his or her option to the extent that such option was vested at the date of termination, at any time within one (1) year of the date of termination, except as provided in Section 21 hereof.

           If any optionee dies or becomes disabled during the three (3) month period referred to in Section 10 hereof, the option shall expire one (1) year after the date of such termination, except as provided in Section 21 hereof.

13.        Adjustment Upon Changes in Capitalization

           If the outstanding shares of the stock of the Bancorp are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Bancorp through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Bancorp, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted.

A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share subject to the option. Any adjustment under this Section 13 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

14.        Terminating Events

           A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of the Bancorp; (ii) a reorganization, merger or consolidation of the Bancorp with one or more corporations, the result of which the (A) Bancorp is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary of Bancorp, a reincorporation of the Bancorp in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Bancorp or their relative shareholdings and the options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all optionees), or (B) the Bancorp is the surviving corporation and the shareholders of the Bancorp at the time immediately prior to such merger will own less than 50% of the voting equity interests of the surviving entity after such merger;
(iii) a sale of substantially all the assets of the Bancorp; or (iv) a sale of the equity securities of the Bancorp representing more than 50% of the aggregate voting power of all outstanding equity securities of the Bancorp to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) the Bancorp shall deliver to each optionee no less than thirty (30) days prior to the Terminating Event, written notification of the Terminating Event and such optionee's right to exercise all options whether or not vested under the Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to the Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to such option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes such outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

15.        Amendment and Termination

           The Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the optionee make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 13 and 14 hereof, no amendment or modification which would:

           (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

           (b)    change the minimum option price;

           (c)    increase the maximum term of options provided for herein;

           (d) change the persons eligible to receive options pursuant to this Plan; or

           (e) make any amendment to the Plan that would materially increase benefits to participants or cause the Plan to be no longer exempt pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934;

may be adopted without the Bancorp having first obtained any necessary regulatory and shareholder approvals required by law.

           No option may be granted during any suspension or after termination of the Plan. Amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 13 hereof),without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

16.        Time of Granting Options

           The time an option is granted sometimes referred to as the date of grant, shall be the day of the action of the Committee described in Sections 4(b) and 5(b) hereof; provided, however, that if appropriate resolutions of the Committee indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Committee is taken by unanimous written consent of its members, the action of the Committee shall be deemed to be at the time the last Committee member signs the consent.

17.        Privileges of Stock Ownership;
           Securities Law Compliance; Notice of Sale

           No optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any option unless and until the Bancorp has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bancorp, and all applicable requirements of any exchange upon which stock of the Bancorp may be listed. The optionee shall give the Bancorp notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.

18.        Effective Date of the Plan

The Plan shall be deemed adopted by the board of directors of the Company as of April 25, 1996 and shall be effective immediately subject to approval by the shareholders of the Bancorp within twelve months of the date the Plan is adopted, by the vote of a majority of the outstanding share represented and voting at a duly held meeting of shareholders at which a quorum is present, or by the written consent vote of the holders of a majority of the outstanding shares of the Bancorp stock. No option under the Plan shall be exercised prior to the shareholders' approval of the Plan.

19.        Termination

           Unless previously terminated as provided herein, this Plan shall terminate at the close of business on the date ten years from the date this Plan is adopted by the Board of Directors of the Bancorp or, if earlier, the date of stockholder approval. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.

20.        Option Agreement

           Each option shall be evidenced by a written stock option agreement executed by the Bancorp and the optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan. Each incentive stock option agreement shall contain such terms and provisions as the Committee may determine to be necessary in order to qualify such option as an incentive stock option within the meaning of
Section 422 of the Code.

21.        Option Period

           Each option and all rights and obligations thereunder shall expire on such date as the Committee may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

22.        Exculpation and Indemnification

To the extent permitted by applicable law in effect from time to time, no member of the Board of directors or Committee shall be liable for any act or omission of any other member of the Board of directors or Committee nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Bancorp and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board of directors or Committee in any action brought by a third party against such person (whether or not the Bancorp is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board of directors or Committee arising with respect to the Plan or administration thereof or out of membership on the Board of directors or Committee, or all or any combination of the preceding; provided, the Board of directors determines in good faith that such member of the Board of directors or Committee was acting in good faith, within what such member of the Board of directors or Committee reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section 22 does not apply to any action instituted or maintained in the right of the Bancorp by a shareholder or holder of a voting trust certificate representing shares of the Bancorp or any subsidiary corporation thereof. The provisions of this Section 22 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board of directors or Committee, and the term "person" as used in this Section 22 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

23.        Agreement and Representations of Optionee

           Unless the shares of stock covered by the Plan have been registered with the Securities Exchange Commission, each optionee shall, by accepting an option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all stock will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Bancorp, furnish evidence satisfactory to the Bancorp (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Bancorp, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

           The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Securities Act of 1933 or a written opinion of counsel for the optionee which opinion shall be acceptable to counsel for the Bancorp that registration is not required.

to assure itself against any sale or distribution by the optionee which does not comply with the Plan or any federal or state securities laws.

           The Bancorp agrees to remove any legend affixed to the certificates embodying the shares pursuant to this Section 23 when all of the restrictions on the transfer of the shares, whether imposed by the Plan or federal or state law, have terminated.

24.        Information to Employees

           The Bancorp shall provide each optionee with financial statements of the Bancorp prior to such optionee's exercise of his or her option and to each optionee annually during the period such option has an option outstanding.

25.        Exempt Plan Under Rule 16b-3

           The Plan is intended to be an exempt plan pursuant to Rule 16b-3 as promulgated under the Securities Exchange Act of 1934.

                                    EXHIBIT B

                     SIERRA TAHOE BANCORP BOARD OF DIRECTORS

                   DEFERRED COMPENSATION AND STOCK AWARD PLAN

ARTICLE I.    Purpose

The purpose of the Sierra Tahoe Bancorp Deferred Compensation and Stock Award Plan (the "Plan") is to enable members of the Board of Directors (the "Board") who are not then employees of Sierra Tahoe Bancorp ("Bancorp") or any of its subsidiaries ("Outside Directors") to defer receipt of compensation for the services of Outside Directors to later years and to provide part of the compensation for the services of Outside Directors in a promise to deliver shares of Bancorp common stock ("Shares"). The Plan's feature of promised Shares attempts to align the interests of the Outside Directors with those of Bancorp's shareholders .

ARTICLE II.    Maintenance of Records

Bancorp shall maintain two bookkeeping accounts for each Outside Director, a Cash Account and a Promised Fee Shares Account, which shall be credited in accordance with the terms of the Plan and the elections of each Outside Director pursuant to the Plan.

ARTICLE III.    Payment and Deferral of Fees

           (a)    Payment in Deferred Shares


            One third of the director fees for regular board meetings (excluding fees for meetings of committees of the Board) to be earned by each Outside Director ("Fees"), shall be payable in the form of a promise by Bancorp to deliver Shares ("Promised Fee Shares"), pursuant to
            ARTICLE V hereof. The payment of such Promised Fee Shares shall be deferred until the Outside Director ceases to be a member of the Board.


           (b)    Eligibility and Election

           Any Outside Director may elect to defer receipt of all or any portion of the remainder of the Fees to be earned by such Outside Director by indicating such election to the Secretary of Bancorp on an Election Form supplied by the Secretary ("Deferral Election"). The Outside Director's election must specify (i) the portion of such Fees to be deferred, (ii) the "Deferral Period" (a minimum of one "Election Term"), (iii) the choice of deferral in cash or Promised Fee Shares, pursuant to ARTICLE V hereof, and (iv) the time(s) of payment or delivery. Each Deferral Election is irrevocable with respect to the Fees payable for the Deferral Period to which it applies.

            "Deferral Period" shall mean, with respect to a Deferral Election, the period of Fee payments that are being deferred pursuant to such Deferral Election.

            "Election Term" shall mean the period beginning on the date an Outside Director is elected to the Board and ending on the date of the next succeeding Annual Meeting of Bancorp's shareholders.

           (c)    Credit for Amounts Deferred


               (i) The Cash Account will be credited with the amount of Fees accrued during a Deferral Period and deferred as cash (such credit to be made when such Fees become payable), plus interest at an annual rate equal to the Wall Street Journal Prime rate (West Coast edition) as of the first business day of January less 1% per annum for the first six months of the applicable calendar year or portion thereof, and interest at an annual rate equal to the Wall Street Journal Prime rate (West Coast edition) as of the first business day of July less 1% per annum for the last six months of the applicable calendar year or portion thereof, computed from the date such Fees would have been paid had they not been deferred.


               (ii) The  Promised Fee Shares  Account will be credited  with the number of Shares, including fractions, which could have been purchased had the amount of the Fees accrued during a Deferral Period and deferred as Promised Fee Shares been used to purchase Shares on the date such Fees would have been paid had they not been deferred, at a price equal to Fair Market Value on such date.

               (iii)"Fair Market  Value" means,  as of any date,  the value of a share of Bancorp common stock determined as follows:

                    (a) if such Bancorp common stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

                    (b) if such Bancorp common stock is then publicly traded and is listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which Bancorp common stock is listed or admitted to trading as reported in The Wall Street Journal;

                    (c) if such Bancorp common stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

                    (d) if none of the foregoing is applicable, by the Board in good faith.

               (iv) Promised Fee Shares do not have voting rights.

           (d)    Advance Notice of Election

           Any Deferral Election with respect to Fees to be earned during an Election Term shall be delivered to the Secretary of Bancorp:

              (i) in the case of Fees deferred and to be recorded in the Cash Account, on or before the date 30 days prior to the first date of such Election Term or, with respect to a new Outside Director, before the first date of such Election Term; or

             (ii) in the case of Fees deferred and to be recorded in the Promised Fee Shares Account, on or before the date six months prior to the first date of such Election Term or, with respect to a new Outside Director, before the first date of such Election Term.

                  Each Outside Director that does not provide notice to the Secretary of a Deferral Election in accordance with the preceding sentence will be deemed to have elected to defer receipt of all Fees (other than Fees automatically deferred) in the form of Promised Fee Shares. The Deferral Period for such deemed election shall be the period beginning on the date an Outside Director is elected to the Board and ending on the date on which such Outside Director ceases to be a member of the Board.

           (e)    Duration of Election

           A Deferral Election may be made annually for the succeeding Election Term or, at the Outside Director's direction, shall continue from Election Term to Election Term unless a written request to modify or terminate that election for subsequent Election Terms is submitted to the Secretary of Bancorp on or before the date six months prior to the first date of the first such subsequent Election Term, provided that such six-month period may be reduced to 30 days if neither the Deferral Election being modified or terminated nor the modified
           Deferral Election provides for a deferral of Fees as Promised Fee Shares during such first Election Term.

           (f)    Financial Hardship


           In the event that an Outside Director incurs a severe financial hardship, as determined by the Board (or an authorized Committee of the Board), excluding the Outside Director claiming the severe financial hardship, the Board (or an authorized Committee of the Board) in its sole discretion, to the extent reasonably necessary to eliminate such severe financial hardship (i) revise the Outside Director's deferral schedule with respect to his or her Cash Account or Promised Fee Shares Account and (ii) authorize the distribution to such Outside Director all or a portion of the balances of his or her Cash Account and/or Promised Fee Shares Account. Such severe financial hardship must be caused by an accident, illness, or event beyond the control of the Outside Director.

ARTICLE IV.    Dividends, Distributions and Adjustments


Whenever a cash dividend or any other distribution is paid with respect to Shares, the Promised Fee Shares Account of each Outside Director shall be credited with an additional number of Promised Fee Shares, equal to the number of Shares, including fractional Shares, that could have been purchased had such dividend or other distribution been paid on each Promised Fee Share in the Promised Fee Shares Account (on the record date for such dividend or distribution) and the amount of such dividend or value of such other distribution had been used to acquire additional Shares at the Fair Market Value on the date such dividend or other distribution is paid. The value of any such other distribution on or related to Shares shall, at the option of the Board (or an authorized Committee of the Board), be either determined by the Board or independently established.


The number of Promised Fee Shares shall be fully adjusted upon the occurrence of any stock split, stock dividend, recapitalization, merger or similar event, and shall be appropriately adjusted for the value (determined in the manner above with respect to distributions) of any right, privilege or opportunity provided or offered by Bancorp to it shareholders.

ARTICLE V.    Delivery

Delivery of amounts from the Cash Account and Shares from the Promised Fee Shares Account will be made to an Outside Director in accordance with his or her applicable Deferral Elections or, if no election applies, promptly after the date on which the Outside Director ceases to be a member of the Board.

In the event of an Outside Director's death, such Outside Director's estate or beneficiary, as appropriate, shall be paid the amount credited to his or her Cash Account and an amount equal to the Fair Market Value on the date of death of the Promised Fee Shares credited to his or her Promised Fee Shares Account.


Upon becoming entitled to receive Shares, an Outside Director may elect to receive in lieu thereof a cash payment. In the case of Shares to be delivered pursuant to a Deferral Election, the cash payment shall be equal to the Fair Market Value of the Shares on the delivery date specified in the Deferral Election. In the case of Shares to be delivered promptly after the date on which an Outside Director ceases to be a member of the Board, the cash payment shall be equal to the Fair Market Value of the Shares on the first trading day after such date. In any case when fractional Shares are to be delivered, a cash payment will be so made in lieu of delivering a fractional share.


ARTICLE VI.    Source of Shares

One hundred fifty thousand Shares as of May 1, 1996, plus an additional 10,000 Shares as of May 1, 1997, and as of each May 1 thereafter, shall be reserved and authorized for delivery under the Plan from time to time. These Shares may be provided from newly-issued or repurchased Shares. If any change is made in the number of Shares outstanding or in the rights of such outstanding Shares (such as by stock split, stock dividend, combination or reclassification, recapitalization, merger or similar event), the Board (or an authorized

Committee of the Board) may make such adjustments in the number of or rights relating to Shares authorized to be delivered pursuant to the Plan as the Board (or such Committee) determines is equitable to preserve the respective rights of the participants in the Plan. Shares forfeited under the Plan or settled in cash in lieu of delivery shall not reduce the number of Shares authorized under the Plan and shall not be deemed to have been delivered under the Plan; provided, that the number of Shares settled in cash in lieu of delivery shall not exceed the cumulative number of Shares authorized for delivery under the Plan (without deduction for Shares delivered).

ARTICLE VII.    Alienability

No amount due or payable under the Plan or any interest in the Plan, shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, lien, levy or like encumbrance. No such amount shall in any manner be liable for or subject to the debts or liability of any Outside Director. Prior to delivery of Shares by Bancorp pursuant to Article V, no Outside Director shall have any right to transfer or assign any Shares, or any right to receive any Share, credited to him or her under the Plan. Any purported assignment shall be null and void.

ARTICLE VIII.    Outside Director's Rights Unsecured


The right of an Outside Director to receive any cash payment or Shares hereunder shall rank as an unsecured claim against Bancorp. Assets that may be set aside for Bancorp's convenience with respect to the Plan shall not in any way be held in trust for, or be subject to any prior claim by, an Outside Director or beneficiary. All amounts deferred under the Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property or rights, shall remain, until transferred to the Outside Director or the Outside Director's estate or beneficiary, solely the property and rights of Bancorp, without being restricted to the payment of amounts deferred under the Plan, subject only to the claims of the general creditors of Bancorp.


ARTICLE IX.    Effective Date

The Plan was approved by the Bancorp's board of directors on April 25, 1996. The Plan shall be approved by the shareholders of Bancorp in conformance with the requirements for shareholder approval in Rule 16b-3 ("Rule 16b-3") promulgated under Section 16(b) of the Securities Exchange Act of 1934. No directors' fees shall be deferred until such time as the Plan is approved by Bancorp's shareholders. The effective date of the Plan shall be the date the Plan is approved by the Bancorp's shareholders.

ARTICLE X.    Amendment and Termination

The Board or any authorized Committee of the Board may at any time terminate, and may at any time and from time to time and in any respect amend, the Plan for any reason; provided that the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Any Plan amendment requiring shareholder approval under Rule 16b-3 shall be approved by shareholders of Bancorp. If this Plan is amended or terminated, each Outside Director shall continue to be entitled to receive the compensation deferred under the Plan to which he was entitled prior to the date of such amendment or termination.

                                    EXHIBIT C

                              SIERRA TAHOE BANCORP

                       1996 STOCK APPRECIATION RIGHTS PLAN

1.       Purpose of Plan

The purpose of the Sierra Tahoe Bancorp 1996 Stock Appreciation Rights Plan (the "Plan") is to provide executive officers of Sierra Tahoe Bancorp ("Bancorp") or any of its subsidiaries with long-term compensation based on the long-term growth and profitability of Bancorp. Specific objectives of the Plan include:

         o        Motivating participants to maximize shareholder value

         o Providing a long-term orientation in the participant's decision-making

         o        Retaining participants over a long period

         o Rewarding the participants for Bancorp's outstanding performance

2.       Definitions

"Committee" means a committee of the Bancorp's board of directors consisting of two or more persons each of whom shall be a Disinterested Person and an Outside Director.

"Disinterested Person" means a director who has not, during the period that he or she is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934, as such rule may be amended from time to time and interpreted by the SEC.

"Fair Market Value" means, as of any date, the value of a share of Bancorp common stock determined as follows:

         (a) if such Bancorp common stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National
                  Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

         (b) if such Bancorp common stock is then publicly traded and is listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Bancorp common stock is listed or admitted to trading as reported in The Wall Street Journal;

         (c) if such Bancorp common stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

         (d) if none of the foregoing is applicable, by the Board of Directors of Bancorp in good faith.

"Outside Director" means any director who is not: (a) a current employee of the Bancorp or any subsidiary of the Bancorp; (b) a former employee of the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Bancorp or any Parent, Subsidiary or Affiliate of the Bancorp; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

"Rights" means stock appreciation rights.

"Terminating Event" means any of the following events:

          (a)  a dissolution or liquidation of Bancorp;

          (b) a reorganization, merger or consolidation of Bancorp with one or more corporations, the result of which (i) Bancorp is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary of Bancorp, a reincorporation of the Bancorp in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of Bancorp or their relative shareholdings and the Rights granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all participants), or (ii) Bancorp is the surviving corporation and the shareholders of Bancorp at the time immediately prior to such merger will own less than 50% of the voting equity interests of the surviving entity after such merger;

          (c)  a sale of substantially all the assets of Bancorp; or

          (d) a sale of the equity securities of Bancorp representing more than 50% of the aggregate voting power of all outstanding equity securities of Bancorp to any person or entity, or any group of persons and/or entities acting in concert.

3.       Administration

The Committee will administer the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, define the terms used therein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

All decisions, determinations, interpretations or other actions by the Committee shall be final, conclusive and binding on all persons, participants, grantees, and any successors-in-interest to such parties.

4.       Eligibility

Executive officers of Bancorp or any of its subsidiaries are eligible to participate in the Plan. Subject to the express provisions of the Plan, the Committee shall (i) select from the eligible class of executive officers of Bancorp or any of its subsidiaries and determine the individuals to whom Rights shall be granted, (ii) determine the terms and provisions of the respective Rights agreements, (iii) determine the times at which such Rights shall be granted, and (iv) determine the number of Rights to be granted to such individuals. An individual who has been granted a Right hereunder may, if he or she is otherwise eligible, be granted additional Rights if the Committee shall so determine. No person will be eligible to receive more than 25,000 Rights in any calendar year under this Plan pursuant to the grant of Rights.



5.       Rights Set Aside

The Plan will allocate a maximum of 200,000 Rights. In the event that a Right previously granted shall for any reason lapse or be canceled without being exercised, the referenced Right shall be restored to the total number of Rights to be granted under the Plan.

6.       Exercise Price

The exercise price of each Right granted shall be the Fair Market Value of a share of Bancorp common stock at the date of grant.

7.       Rights Account

Rights granted to the participants shall be credited to a Rights Account (the "Account") established and maintained for each of the participants. The Account of a participant shall record the value of the Rights granted to a participant under the Plan, is solely for accounting purposes, and shall not require a segregation of any of Bancorp's assets. Each Right shall be valued in the manner provided in Section 10.

8.       Performance Period

The performance period of the Rights shall be for a period of up to ten years from the date of the grant of the Right (the "Performance Period"). The Performance Period shall extend from the date the Rights are granted until the earliest of the following events:

         (a)      Death, disability or retirement of the participant;

         (b)      A Terminating Event;

         (c) The participant is voluntarily or involuntarily terminated from Bancorp;

         (d)      The participant exercises the Right(s); or

         (e)      Ten years from the date of grant has elapsed.

9.       Vesting of Rights

Rights granted to the participants shall vest in accordance with the following schedule of years of employment that the participant has had with Bancorp since the date of the grant of such Rights.

                   Percentage                                   Years Following
                   of Rights                                    Date of Grant

                       20%                                            1 year
                       40%                                            2 years
                       60%                                            3 years
                       80%                                            4 years
                      100%                                            5 years

Notwithstanding the above provision, all Rights granted to the participants shall become fully vested upon (i) death, disability or retirement, or (ii) a Terminating Event.

For the purposes of the Plan: (i) a participant will be considered disabled if, in the sole determination of the Committee, the participant is subject to a physical or mental condition which is expected to render the participant unable to perform the participant's usual duties or any comparable duties on behalf of Bancorp or a subsidiary of Bancorp for a period in excess of one year; and (ii) the participant will be considered retired if the participant's employment with Bancorp or a subsidiary of Bancorp terminates at or after the date the participant attains the age of 65.

If a participant voluntarily or involuntarily terminates employment with Bancorp (other than by death, disability or retirement), all vested and unvested Rights which have not been exercised prior to the end of the Performance Period shall be canceled, except in the event of involuntary termination of the participant that is not "for cause" as defined below in which case all vested and unvested Right(s) of such Participant which are not exercised within thirty days after the date of such termination shall be canceled. Neither the participant nor the participant's heirs, personal representatives, or successors shall have any future rights with respect to any such canceled Rights.

Rights that are canceled because of voluntary or involuntary termination shall be restored to the total number of Rights to be granted under the Plan.

10.      Valuation of Rights

The value of each Right shall be equal to the excess of (i) the average of the Fair Market Value of Bancorp common stock for all of the trading days in the calendar month prior to the month in which the end of the Performance Period occurs, over (ii) the Fair Market Value of an outstanding share of Bancorp common stock at the date the Right was granted.

11.      Exercise of Rights

Participants can exercise any vested Rights at any time during the Performance Period or within thirty days after the end of the Performance Period in the event of involuntary termination of the participant that is not "for cause". Participants shall exercise rights by delivering a written notice, in a form and in a manner substantially as shown in Exhibit A hereto, and specifying the number of Rights to be exercised. Upon receipt of the notice of exercise, Bancorp shall have thirty days to pay the participant. For purposes of the valuation in Section 10 above, the Rights which are exercised pursuant to this
Section 11 shall be deemed to be exercised as of the date provided in the notice of exercise or the date such notice is received by Bancorp, whichever is earlier.

If the Performance Period of a participant's Right is terminated because of the participant's death, the persons to whom such participant's rights under the Right shall have passed by will or by the laws of descent and distribution or the executor or administrator of participant's estate shall have the right to exercise such Right within one year of the participant's death. If the Performance Period of a participant's Right is terminated because of the participant's disability, the participant or participant's conservator or person with similar legal authority shall have the right to exercise such Right within one year of the participant's disability. If the Performance Period of a participant's Right is terminated because of the participant's retirement as defined above, the participant shall have the right to exercise such Right within 60 days of the date of the participant's retirement.

Notwithstanding anything to the contrary, no Right may be exercised beyond ten years from the date of the grant of such Right.

12.      Payment of Rights

Upon the end of the Performance Period of granted Rights, the participant shall be entitled to receive from Bancorp an amount in cash only, with respect to each vested Right in each participant's Account, equal to the value of each Right as determined pursuant to Section 10 above.

13.      Changes in Capital and Corporate Structure

If the outstanding shares of Bancorp common stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of Bancorp through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to Bancorp, the Committee shall proportionately adjust, in an equitable manner, the number of Rights held by the participants under the Plan and the Fair Market Value of an outstanding share of Bancorp common stock at the date the Right was granted.

14.      Forfeiture of Rights

Notwithstanding any other provision of the Plan, all rights to any future payments to be made hereunder to a participant will be forfeited and canceled, and Bancorp will have no further obligation hereunder to such participant, if the participant is discharged from employment with Bancorp "for cause". However, the Committee in its sole discretion, may reinstate the Rights of the participant as of the date of the termination of employment, provided that the Committee takes such action within thirty days of the date of termination of employment of such participant.

Termination "for cause" shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Committee with respect thereto shall be final and conclusive.

15.      Termination of Plan

In the event there is a Terminating Event, then the Plan shall terminate, all Rights that have been granted under the Plan shall become vested, and Bancorp shall make payment for the Rights as provided in Section 12

16.      Nontransferability

Rights granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. In the event of a participant's death, payment of any amount due under the Plan shall be made to the duly appointed and qualified executor or other personal representative of the participant to be distributed in accordance with the participant's will or applicable laws of descent and distribution.

17.      Withholding

Bancorp shall have the right to deduct from all amounts paid pursuant to the Plan any taxes required by law to be withheld with respect to such amounts.

18.      Voting and Dividend Rights

The participants shall not be entitled to any voting rights or to receive any dividends with respect to Bancorp common stock in connection with the Rights granted under the Plan.

19.      Miscellaneous Provisions

         a. No employee or other person shall have any claim or right to be made a participant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or person any right to be retained in the employ of Bancorp.

         b. The Plan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of Bancorp for payment of any benefits hereunder. The participants shall not have any interest in any particular asset or assets of Bancorp by reason of the right to receive a benefit under the Plan, and the participants shall have only the rights of general unsecured creditors of Bancorp with respect to any Rights under the Plan.

         c. Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

         d. The Plan shall be governed and construed in accordance with the laws of the State of California.

         e. Nothing contained herein shall be deemed to exclude the participants from any supplemental compensation, bonus, profit sharing, insurance, severance pay, or other benefit which a participant otherwise might be or might become entitled to as an employee or director of Bancorp.


20.      Effectiveness and Terms of Plan


The effective date of the Plan shall be April 25, 1996. The Committee may terminate the Plan at any time, and unless terminated sooner by the Committee, the Plan shall terminate on April 25, 2006. No Rights shall be granted pursuant to the Plan after the date of termination of the Plan, although after such date, payments shall be made with respect to Rights granted prior to the date of termination. This Plan shall be approved by the shareholders of the Company, and until such shareholder approval shall have been obtained no Rights may be exercised.

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

                                   APPENDIX A
PROXY                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  The undersigned
SIERRA TAHOE            hereby appoint David W. Clark, Jerrold T. Henley, William W. McClintock and
BANCORP                 Thomas M. Watson, as proxies and with full power of substitution, to represent, vote and act with  respect to all shares of common stock of the Bancorp which the  undersigned  would be entitled to vote at the  meeting  of  shareholders to be held on July 23,  1996,  at 4:00  p.m.,  at the North Lake Tahoe
                        Convention  Center,  Kings  Beach,   California  or  any adjournments thereof,
                        with all the powers the undersigned would possess if personally  present  as follows:

1.      ELECTION OF ELEVEN PERSONS TO BE DIRECTORS.

     David W. Clark, Ralph J. Coppola, William T. Fike, Richard S. Gaston, Jerrold T. Henley, John J. Johnson, Ronald A. Johnson, A. Morgan Jones, Jack V. Leonesio, William W. McClintock, Thomas M. Watson

        ___ FOR ALL NOMINEES LISTED ABOVE      ___ WITHHOLD AUTHORITY
        (except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below:)

2.   ADOPTION OF THE SIERRA TAHOE BANCORP 1996 STOCK OPTION PLAN.
            ___ FOR              ___  AGAINST          ___  ABSTAIN

3.   ADOPTION  OF  THE  SIERRA  TAHOE  BANCORP   BOARD  OF  DIRECTORS   DEFERRED
     COMPENSATION AND STOCK AWARD PLAN.

            ___ FOR              ___  AGAINST          ___  ABSTAIN

4.   ADOPTION OF THE SIERRA TAHOE BANCORP 1996 STOCK APPRECIATION RIGHTS PLAN.

            ___ FOR              ___  AGAINST          ___  ABSTAIN

5. ADOPTION OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO SIERRAWEST BANCORP.

            ___ FOR              ___  AGAINST          ___  ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or adjournments thereof.

                                                 (Continued on reverse side.)
- --------------PLEASE SIGN AND DATE BELOW---------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED BY THE UNDERSIGNED STOCKHOLDER(S), WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL THE DIRECTORS NOMINATED AND NAMED IN THE PROXY STATEMENT AND "FOR" THE PROPOSALS SUBMITTED FOR APPROVAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE DETERMINATION OF THE PROXIES. (Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. All joint owners should sign.)

          ___ I DO        ___ DO NOT    EXPECT TO ATTEND THE MEETING

_________   Number Attending                     ------------------------------
                                                 (Please Print Your Name)
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS AND MAY BE REVOKED        ------------------------------
PRIOR TO ITS EXERCISE BY FILING WITH THE         (Please Print Your Name)
SECRETARY OF THE BANCORP A DULY EXECUTED
PROXY BEARING A LATER DATE OR AN INSTRUMENT Date:_________________________ REVOKING THIS PROXY.
                                                 ------------------------------
                                                 (Signature of Shareholder)

                                                 ------------------------------
                                                 (Signature of Shareholder)
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